Trulieve Reports Third Quarter 2023 Results Delivering Significant Cash Generation • Generated cash flow from operations of $93 million and free cash flow of $87 million • Reduced debt with purchase of $57 million of 2026 notes and announced redemption of $130 million of 2024 notes, resulting in $20 million in interest savings through maturity • Expect 2023 operating cash flow of at least $100 million and free cash flow of at least $70 million Tallahassee, FL – November 9, 2023 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended September 30, 2023. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding. Q3 2023 Financial and Operational Highlights* • Revenue of $275 million, with 96% of revenue from retail sales. • Achieved GAAP gross margin of 52%, with gross profit of $143 million. • SG&A expenses lowered by $2 million sequentially to $94 million. • Reported net loss of $25 million. Adjusted net loss of $15 million* excludes non- recurring charges, disposals and discontinued operations. • Achieved EBITDA of $74 million*, or 27% of revenue and adjusted EBITDA of $78 million*, or 28% of revenue. • Purchased $57 million face value senior secured 2026 notes for USD $47.6 million in September, which represents a 16.5% discount to par, plus accrued interest. • Cash as of September 30, 2023 of approximately $200 million. • Generated cash flow from operations of $93 million and free cash flow of $87 million in the third quarter. Anticipate 2023 cash flow from operations of at least $100 million and free cash flow generation of at least $70 million. • Realized 235% increase in Maryland traffic in Q3 compared to Q2 following the launch of adult-use sales at our three dispensaries. • Opened five new dispensaries in Pace and Sanford, FL, Evans and Pooler, GA, and Columbus, OH and relocated one dispensary in Kissimmee, FL. • Ended the quarter with 32% of retail locations outside of the state of Florida. *See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics. Recent Developments • Announced redemption of $130 million of senior secured notes due June 18, 2024 with redemption date of December 1, 2023. • Filed amended federal tax returns for 2019, 2020, and 2021 claiming a $143 million refund from taxes paid. • On November 8, 2023, the Florida Supreme Court heard oral arguments regarding the Smart and Safe Florida ballot initiative for adult use. The court is expected to rule prior to April 2024. • Launched distribution through independent pharmacies in Georgia. Exhibit 99.1

- Added retail locations in Apollo Beach and Marianna, FL and relocated one dispensary in Melbourne, FL.
- Currently operate 190 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States.

### Management Commentary

"This year our team has done a phenomenal job executing on our plan to generate cash while making investments to support future growth," said Kim Rivers, Trulieve CEO. "As demonstrated this quarter, Trulieve remains aligned with our shareholders, and is committed to strengthening our balance sheet with non-dilutive measures. With significant scale and service, strong cash generation, and a clearly defined strategy, Trulieve is best positioned for the coming wave of meaningful growth catalysts."

### Financial Highlights*

| **Results of Operations** | **For the Three Months Ended** | | | | | **For the Nine Months Ended** | | |
|---|---|---|---|---|---|---|---|---|
| **(Figures in millions except per share data and % change based on these figures)** | **September 30, 2023** | **September 30, 2022** | **change** | **June 30, 2023** | **change** | **September 30, 2023** | **September 30, 2022** | **change** |
| Revenue | $ 275 | $ 295 | (7%) | $ 282 | (2%) | $ 842 | $ 920 | (8%) |
| Gross Profit | $ 143 | $ 169 | (15%) | $ 142 | 1% | $ 435 | $ 532 | (18%) |
| Gross Margin % | 52% | 57% | | 50% | | 52% | 58% | |
| Operating Expenses | $ 120 | $ 196 | (39%) | $ 433 | (72%) | $ 686 | $ 487 | 41% |
| Operating Expenses % | 43% | 66% | | 154% | | 81% | 53% | |
| Net Loss** | $ (25) | $ (115) | --- | $ (404) | --- | $ (493) | $ (169) | --- |
| Net Loss Continuing Ops | $ (23) | $ (73) | --- | $ (342) | --- | $ (399) | $ (118) | --- |
| Adjusted Net Income (Loss) | $ (15) | $ 8 | --- | $ (15) | --- | $ (47) | $ 15 | --- |
| Diluted Shares Outstanding | 189 | 189 | | 189 | | 189 | 188 | |
| EPS Continuing Ops | $ (0.12) | $ (0.38) | --- | $ (1.80) | --- | $ (2.09) | $ (0.63) | --- |
| Adjusted EPS | $ (0.08) | $ 0.04 | --- | $ (0.08) | --- | $ (0.25) | $ 0.08 | --- |
| Adjusted EBITDA | $ 78 | $ 100 | (22%) | $ 79 | (1%) | $ 235 | $ 316 | (26%) |
| Adjusted EBITDA Margin % | 28% | 34% | | 28% | | 28% | 34% | |

*See "Non-GAAP Financial Measures" below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss and comprehensive loss attributable to common shareholders which Includes discontinued operations and excludes non-controlling interest.

### Conference Call

The Company will host a conference call and live audio webcast on November 9, 2023, at 8:30 A.M. Eastern time, to discuss its third quarter 2023 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

| | |
|---|---|
| North American toll free: 1-888-317-6003 | Passcode: 8045472 |
| International: 1-412-317-6061 | Passcode: 8045472 |

A live audio webcast of the conference call will be available at:
https://app.webinar.net/RXq1eDnkyL2

A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events

The Company's Form 10-Q for the quarter ended September 30, 2023, will be available on the SEC's website or at https://investors.trulieve.com/quarterly-results. The Company's Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company's profile on SEDAR and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp. Condensed Consolidated Balance Sheets (Unaudited) (in millions, expect per share data) September 30, 2023 December 31, 2022 (Audited) ASSETS Current Assets: Cash and cash equivalents $ 192.2 $ 207.2 Restricted cash 6.7 6.6 Accounts receivable, net 6.9 6.5 Inventories 229.9 276.5 Prepaid expenses and other current assets 43.7 62.3 Notes receivable - current portion 1.1 0.7 Assets associated with discontinued operations 6.2 33.7 Total current assets 486.7 593.5 Property and equipment, net 687.6 743.3 Right of use assets - operating, net 96.3 98.9 Right of use assets - finance, net 61.1 70.5 Intangible assets, net 934.6 984.8 Goodwill 483.9 791.5 Notes receivable, net 12.0 12.0 Other assets 11.1 12.8 Long-term assets associated with discontinued operations 2.0 93.1 TOTAL ASSETS $ 2,775.2 $ 3,400.4 LIABILITIES Current Liabilities: Accounts payable and accrued liabilities $ 86.4 $ 82.0 Income tax payable — 49.6 Deferred revenue 3.6 9.5 Notes payable - current portion 9.1 12.5 Private placement notes - current portion, net 126.9 — Operating lease liabilities - current portion 9.7 10.3 Finance lease liabilities - current portion 7.5 8.3 Construction finance liabilities - current portion 1.4 1.2 Contingencies 3.8 34.7 Liabilities associated with discontinued operations 3.3 2.3 Total current liabilities $ 251.8 $ 210.3 Long-term liabilities: Notes payable, net 92.3 94.2 Private placement notes, net 362.8 541.7 Operating lease liabilities 92.6 99.9 Finance lease liabilities 63.6 69.9 Construction finance liabilities 136.8 137.1 Deferred tax liabilities 205.4 224.9 Other long-term liabilities 86.4 26.3 Long-term liabilities associated with discontinued operations 42.6 68.4 TOTAL LIABILITIES $ 1,334.5 $ 1,472.7 SHAREHOLDERS’ EQUITY Common stock, no par value; unlimited shares authorized. 185,987,512 and issued and outstanding as of September 30, 2023 and December 31, 2022, respectively. $ — $ — Additional paid-in-capital 2,052.4 2,045.0 Accumulated deficit (607.2) (113.8) Non-controlling interest (4.5) (3.5) TOTAL SHAREHOLDERS’ EQUITY 1,440.7 1,927.7 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 2,775.2 $ 3,400.4

Trulieve Cannabis Corp. Condensed Consolidated Statements of Operations (Unaudited) (in millions, except per share data) Three Months Ended Nine Months Ended September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Revenue $ 275.2 $ 295.4 $ 842.2 919.8 Cost of goods sold 132.3 126.6 407.4 387.7 Gross profit 142.9 168.7 434.8 532.0 Expenses: Sales and marketing 59.4 74.3 181.2 219.7 General and administrative 34.5 37.6 108.7 104.6 Depreciation and amortization 27.0 29.5 82.6 86.6 Impairments and disposals of long-lived assets, net (1.2) 54.6 5.5 76.2 Impairment of goodwill — — 307.6 — Total expenses 119.6 196.1 685.6 487.1 Income (loss) from operations 23.3 (27.3) (250.8) 44.9 Other (expense) income: Interest expense, net (20.8) (17.7) (60.9) (52.2) Change in fair value of derivative liabilities - warrants — 0.4 0.3 2.6 Other income, net 11.2 0.4 18.1 3.0 Total other expense, net (9.6) (16.9) (42.6) (46.6) Income (loss) before provision for income taxes 13.7 (44.3) (293.4) (1.7) Provision for income taxes 36.6 28.4 105.9 116.8 Net loss from continuing operations (22.9) (72.6) (399.3) (118.4) Net loss from discontinued operations, net of tax (provision) benefit of $5, $13,152, $(625), and $14,467 respectively (2.9) (42.4) (99.1) (53.2) Net loss (25.8) (115.1) (498.3) (171.6) Less: Net loss attributable to non-controlling interest from continuing operations (0.5) (0.5) (3.8) (2.6) Less: Net loss attributable to non-controlling interest from discontinued operations — — (1.2) — Net loss attributable to common shareholders $ (25.4) $ (114.6) $ (493.4) $ (169.0) Net loss per share - Continuing operations: Basic and diluted $ (0.12) $ (0.38) $ (2.09) $ (0.63) Net loss per share - Discontinued operations: Basic and diluted $ (0.02) $ (0.23) $ (0.52) $ (0.28) Weighted average number of common shares used in computing net loss per share: Basic and diluted 188.9 188.6 189.0 187.5

## Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted EBITDA, adjusted net loss (income), adjusted net income (loss) per diluted share and free cash flow. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

## Reconciliation of Non-GAAP Adjusted EBITDA

The following table presents a reconciliation of GAAP net loss to non-GAAP Adjusted EBITDA, for each of the periods presented:

| | Three Months Ended | | | | | | Nine Months Ended | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| (Amounts expressed in millions of United States dollars) | September 30, 2023 | | September 30, 2022 | | June 30, 2023 | | September 30, 2023 | | September 30, 2022 | |
| Net Loss GAAP | $ | (25.4) | $ | (114.6) | $ | (403.8) | $ | (493.4) | $ | (169.0) |
| Add (Deduct) Impact of: | | | | | | | | | | |
| Interest Expense | $ | 20.8 | $ | 17.7 | $ | 18.9 | $ | 60.9 | $ | 52.2 |
| Provision For Income Taxes | $ | 36.6 | $ | 28.4 | $ | 34.0 | $ | 105.9 | $ | 116.8 |
| Depreciation and Amortization | $ | 27.0 | $ | 29.5 | $ | 26.1 | $ | 82.6 | $ | 86.6 |
| Depreciation in COGS | $ | 14.6 | $ | 13.2 | $ | 16.0 | $ | 42.8 | $ | 34.9 |
| EBITDA | $ | 73.7 | $ | (25.8) | $ | (308.9) | $ | (201.1) | $ | 121.5 |
| | | | | | | | | | | |
| Impairment of Goodwill | $ | — | $ | — | $ | 307.6 | $ | 307.6 | $ | — |
| Impairments and Disposals of Long-lived Assets, Net | $ | (1.2) | $ | 54.6 | $ | 3.3 | $ | 5.5 | $ | 76.2 |
| Results of Discontinued Operations | $ | 2.9 | $ | 42.4 | $ | 63.9 | $ | 97.9 | $ | 53.2 |
| Acquisition and Transaction Costs | $ | — | $ | 7.0 | $ | — | $ | — | $ | 17.2 |
| Integration and Transition Costs | $ | 8.5 | $ | 6.7 | $ | 5.7 | $ | 16.1 | $ | 17.1 |
| Other Non-Recurring Costs | $ | — | $ | 1.9 | $ | — | $ | — | $ | 11.6 |
| Share-Based Compensation | $ | 4.5 | $ | 4.3 | $ | 0.5 | $ | 7.4 | $ | 14.6 |
| Legislative Campaign Contributions | $ | 0.5 | $ | 10.0 | $ | 8.6 | $ | 19.6 | $ | 10.0 |
| Inventory Step Up Fair Value | $ | — | $ | — | $ | — | $ | — | $ | 1.0 |
| Covid Related Expenses | $ | — | $ | 0.2 | $ | — | $ | — | $ | 0.8 |
| Other (Income) Expense, net | $ | (11.2) | $ | (0.4) | $ | (2.0) | $ | (18.1) | $ | (3.0) |
| Fair Value of Derivative Liabilities - Warrants | $ | — | $ | (0.4) | $ | — | $ | (0.3) | $ | (2.6) |
| Results of Entities Not Legally Controlled | $ | — | $ | (0.9) | $ | — | $ | — | $ | (1.9) |
| Adjusted EBITDA Non-GAAP | $ | 77.7 | $ | 99.6 | $ | 78.7 | $ | 234.6 | $ | 315.5 |

Reconciliation of Non-GAAP Adjusted Net Income (Loss) The following table presents a reconciliation of GAAP net loss to non-GAAP adjusted net loss, for each of the periods presented: For the Three Months Ended For the Nine Months Ended (Amounts expressed in millions of United States dollars) September 30, 2023 September 30, 2022 June 30, 2023 September 30, 2023 September 30, 2022 Net Loss GAAP $ (25.4) $ (114.6) $ (403.8) $ (493.4) $ (169.0) Add (Deduct) Impact of: Impairment of Goodwill $ — $ — $ 307.6 $ 307.6 $ — Fair Value of Derivative Liabilities - Warrants $ — $ (0.4) $ — $ (0.3) $ (2.6) Inventory Step Up Fair Value $ — $ — $ — $ — $ 1.0 Transaction, Acquisition, and Integration Costs $ 8.5 $ 15.5 $ 5.7 $ 16.1 $ 45.9 Legislative Campaign Contributions $ 0.5 $ 10.0 $ 8.6 $ 19.6 $ 10.0 Covid Related Expenses $ — $ 0.2 $ — $ — $ 0.8 Impairments and Disposals of Long-lived Assets, Net $ (1.2) $ 54.6 $ 3.3 $ 5.5 $ 76.2 Results of Discontinued Operations $ 2.9 $ 42.4 $ 63.9 $ 97.9 $ 53.2 Adjusted Net (Loss) Income Non-GAAP $ (14.7) $ 7.9 $ (14.7) $ (47.0) $ 15.4 Reconciliation of Non-GAAP Adjusted Earnings (Loss) Per Share The following table presents a reconciliation of GAAP loss per share to non-GAAP adjusted earnings per share, for each of the periods presented: For the Three Months Ended For the Nine Months Ended (Amounts expressed are per share) September 30, 2023 September 30, 2022 June 30, 2023 September 30, 2023 September 30, 2022 Loss Per Share GAAP $ (0.13) $ (0.61) $ (2.14) $ (2.61) $ (0.90) Add (Deduct) Impact of: Impairment of Goodwill $ — $ — $ 1.63 $ 1.63 $ — Fair Value of Derivative Liabilities - Warrants $ — $ 0.00 $ — $ 0.00 $ (0.01) Inventory Step Up Fair Value $ — $ — $ — $ — $ 0.01 Transaction, Acquisition, and Integration Costs $ 0.04 $ 0.08 $ 0.03 $ 0.09 $ 0.24 Legislative Campaign Contributions $ 0.00 $ 0.05 $ 0.05 $ 0.10 $ 0.05 Covid Related Expenses $ — $ 0.00 $ — $ — $ 0.00 Impairments and Disposals of Long-lived Assets, Net $ (0.01) $ 0.29 $ 0.02 $ 0.03 $ 0.41 Results of Discontinued Operations $ 0.02 $ 0.23 $ 0.34 $ 0.52 $ 0.28 Adjusted Earnings Per Share Non-GAAP $ (0.08) $ 0.04 $ (0.08) $ (0.25) $ 0.08 Reconciliation of Non-GAAP Free Cash Flow The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented: For the Three Months Ended For the Nine Months Ended (Amounts expressed in millions of United States dollars) September 30, 2023 September 30, 2022 June 30, 2023 September 30, 2023 September 30, 2022 Cash Flow From Operating Activities $ 93.4 $ (21.6) $ (23.5) $ 70.4 $ (31.9) Payments for Property and Equipment $ (6.3) $ (37.6) $ (11.0) $ (31.0) $ (130.4) Free Cash Flow $ 87.2 $ (59.2) $ (34.5) $ 39.4 $ (162.3)

Forward-Looking Statements This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s growth opportunities and the Company’s positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward- looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise. About Trulieve Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com. Facebook: @Trulieve Instagram: @Trulieve_ Twitter: @Trulieve Investor Contact Christine Hersey, Vice President of Investor Relations +1 (424) 202-0210 Christine.Hersey@Trulieve.com Media Contact Phil Buck, APR, Corporate Communications Manager +1 (406) 370-6226 Philip.Buck@Trulieve.com